Principal Funds, Inc.
Supplement dated July 1, 2017
to the Statutory Prospectus dated March 1, 2017, as revised May 2, 2017
(as supplemented on June 16, 2017)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR MIDCAP GROWTH FUND III
Delete the Annual Fund Operating Expenses table and footnotes and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees (1)	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses (1)	0.20%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.33%	0.99%	1.86%	1.73%	1.55%	1.36%	1.24%
Fee Waiver (2)	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses after Fee Waiver	1.25%	0.91%	1.78%	1.65%	1.47%	1.28%	1.16%
(1) Expense information in the table has been restated to reflect current fees.
(2)    Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending June 30, 2018. The fee waiver will reduce the Fund's Management Fees by 0.08% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

Delete the Example section and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$227	$414	$721	$1,594
Institutional Class	93	307	539	1,206
Class R-1	181	577	998	2,173
Class R-2	168	537	931	2,034
Class R-3	150	482	837	1,839
Class R-4	130	423	737	1,628
Class R-5	118	386	673	1,493
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$127	$414	$721	$1,594

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